                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              __________________


                                  FORM 8-K/A


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  October 18, 1996
                                                         ----------------



                          Evergreen Media Corporation
                      -----------------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)



                   Delaware                        75-2247099
               ---------------                    -------------
               (State or Other                    (IRS Employer
               Jurisdiction of                    Identification No.)
               Incorporation)



                        433 East Las Colinas  Boulevard
                                  Suite 1130
                              Irving, Texas 75039
                      -----------------------------------
                             (Address of Principal
                              Executive Offices)


                                (972) 869-9020
                          --------------------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 2.   Acquisitions or Disposition of Assets
          -------------------------------------


          On October 18, 1996, Evergreen Media Corporation of Miami, an indirect wholly-owned subsidiary of Evergreen Media Corporation (the "Company"), consummated the acquisition from WEDR, Inc., a Florida corporation and an affiliate of The Rivers Group, of the assets used in the operation of WEDR-FM,
99.1 MHz, Miami, Florida, for a purchase price of approximately $65 million, adjusted for certain prorations and adjustments. The acquisition was made pursuant to the Purchase Agreement (the "Purchase Agreement") dated as of June 27, 1996 between WEDR, Inc. and Evergreen Media Corporation of Los Angeles, a wholly-owned subsidiary of the Company. The terms and conditions of the acquisition were determined in an arms-length negotiation between unaffiliated parties. The sources of financing for the acquisition were as follows: approximately $49.5 million pursuant to the Company's Senior Credit Facility with a syndicate of commercial banks led by Toronto Dominion (Texas), Inc., $12.5 million from an escrow account funded by the proceeds of the Company's sale on August 1, 1996 of WSJZ-FM, Buffalo, New York, and $3 million from an escrow account established pursuant to the Purchase Agreement. The Company intends to continue using the assets acquired in the transaction in the operation of WEDR-FM, 99.1 MHz, Miami, Florida.


ITEM 7.   Financial Statements, Pro Form Financial Information and Exhibits
          -----------------------------------------------------------------

     7(a) Financial Statements of Business to Be Acquired
          -----------------------------------------------

          The required financial statements with respect to WEDR, Inc. were previously filed as part of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 1996, which report is hereby amended.

     7(b) Pro Forma Financial Information
          -------------------------------

          Pro forma financial information with respect to the acquisition of the assets of WEDR-FM was previously filed as part of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 1996, which report is incorporated herein by reference.

     7(c) Exhibits
          --------

          The Purchase Agreement was previously filed as Exhibit (h) to the Company's Current Report on Form 10-Q for the quarterly period ended June 30, 1996, which exhibit is incorporated herein by reference.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Evergreen Media Corporation



                              By:     /s/ Matthew E. Devine
                                   -----------------------------
                                    Matthew E. Devine
                                    Chief Financial Officer



Date: November 1, 1996


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